UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 10, 2009

Date of Report

(Date of earliest event reported)

ZYMOGENETICS, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-33489	91-1144498
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1201 Eastlake Avenue East, Seattle, Washington 98102-3702

(Address of Principal Executive Offices, including Zip Code)

(206) 442-6600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In a Memorandum Opinion and Order issued today, December 10, 2009, the United States District Court for the Eastern District of Tennessee denied all motions for preliminary injunction filed by King Pharmaceuticals in its lawsuit against us. As previously disclosed, King Pharmaceuticals, Inc. and affiliated entities or, collectively, King, filed suit against us on November 2, 2009, in the United States District Court for the Eastern District of Tennessee, naming as defendants ZymoGenetics, Inc. and fifty unnamed individuals. King alleges that we have engaged in unfair competition, false advertising, trademark infringement, and related claims under federal law and Tennessee state law. King seeks various forms of relief, including damages and injunctive relief precluding us from making certain representations regarding King’s products and our RECOTHROM product. King sought preliminary injunctions with respect to certain comparative advertising claims, use of King trademarks as Google ad words, and certain alleged statements regarding the existence of lawsuits against King; the court denied all three motions for preliminary injunction in their entirety. We dispute the allegations of wrongdoing in King’s complaint and will continue to vigorously defend ourselves in this matter. We filed an answer to King’s complaint and counterclaims with the court on December 7, 2009.

We currently believe that this litigation will not have a material adverse effect on our financial condition, our results of operation, or our cash flows. However, litigation is subject to inherent uncertainties and the actual cost and the distraction from the conduct of our business, as well as the ultimate outcome, will depend upon many unknown factors and our view of these may change in the future.

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current expectations of the management of ZymoGenetics. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Our actual results and the outcome of events may differ materially from those expressed in or implied by the forward-looking statements because of risks associated with this litigation, including the possibility of being subject to significant monetary damages or judicially-mandated changes in our business, and other risks detailed in the company’s public filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent Quarterly Reports on Form 10-Q. Except as required by law, we undertake no obligation to update any forward-looking or other statements in this current report on Form 8-K, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYMOGENETICS, INC.

Dated: December 10, 2009	By	/s/ JAMES A. JOHNSON
James A. Johnson
Executive Vice President and
Chief Financial Officer